                                                                   EXHIBIT 24.1
                                                                   ------------
                               POWER OF ATTORNEY
                               -----------------
         WHEREAS, Amcast Industrial Corporation, an Ohio corporation (the "Company") intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 covering 25,000 of its common shares, without par value, that may be issued to non-employee directors of the Company in payment of their annual retainer (the "Registration Statement");

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, hereby appoints John H. Shuey to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of December, 1995.


/s/ Ivan W. Gorr                  /s/ Earl T. O'Loughlin
------------------------------    ------------------------------
Ivan W. Gorr                      Earl T. O'Loughlin


/s/ Leo W. Ladehoff               /s/ R. William Van Sant
------------------------------    ------------------------------
Leo W. Ladehoff                   R. William Van Sant


/s/ William G. Roth               /s/ Peter H. Forster
------------------------------    ------------------------------
William G. Roth                   Peter H. Forster


/s/ Walter E. Blankley           /s/ James K. Baker
------------------------------   -------------------------------
Walter E. Blankley               James K. Baker